INDEMNIFICATION AGREEMENT
                           (Non-Employee Director)


          This Indemnification Agreement ("Agreement") is made as of the 15th day of August, 1996, by and between The Dial Corporation (the "Corporation"), a Delaware corporation, and _______________, a Director of the Corporation (the "Director").


                                  Recitals

          A. The Director has been elected to serve as a director of the Corporation and the Corporation desires the Director to continue in such capacity.

          B. In addition to the indemnification to which the Director is entitled under the Restated Certificate of Incorporation of the Corporation (the "Charter") and the Bylaws of the Corporation (the "Bylaws"), the Corporation at its sole expense maintains insurance protecting its officers and directors against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties ("D & O Insurance"). However, the Corporation and the Director cannot be sure that insurance coverage will continue to be available in the future or, if available, that it will not be unreasonably expensive to purchase and maintain.

          C. The Charter, the Bylaws and the Delaware General Corporation Law specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and the members of its Board of Directors with respect to indemnification of such directors.


                                 Agreement

          In order to induce the Director to continue to serve in the Director's capacity as a director and in consideration of the Director's valuable services for the Corporation, the Corporation and the Director agree as follows:

          1. Continued Service. The Director will continue to serve at the will of the Corporation, or in accordance with separate contract to the extent that such a contract is in effect at the time in question, as a director of the Corporation so long as the Director is duly elected and qualified in accordance with the Charter and the Bylaws or until the Director resigns in accordance with applicable law.

          2. Indemnity of Director. The Corporation shall hold harmless and indemnify the Director to the fullest extent authorized or permitted by the provisions of the Delaware General Corporation Law or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.

          3.    Maintenance  of  Insurance  and  Self  Insurance.

          (a) Subject only to the provisions of Section 3(b) hereof, so long as the Director shall continue to serve as a director of the Corporation (or shall continue at the request of the Corporation to serve as a director of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as the Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the Director was a director of the Corporation or served in any of said other capacities, the Corporation will purchase and maintain in effect for the benefit of the Director one or more valid, binding and enforceable policies of D & O Insurance providing, in all respects, coverage at least comparable to that presently provided.

          (b) The Corporation shall not be required to maintain said policies of D & O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgment of the then directors of the Corporation, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

          (c) In the event the Corporation does not purchase and maintain in effect said policies of D & O Insurance pursuant to the provisions of Section 3(b) hereof, the Corporation shall hold harmless and indemnify the Director to the full extent of the coverage which would otherwise have been provided for the benefit of the Director pursuant to such D & O Insurance.

          4. Additional Indemnity. Subject only to the exclusions set forth in Section 5 hereof, and without limiting any right which the Director may have now or in the future pursuant to the Delaware General Corporation Law, the Charter, the Bylaws, any other agreement, any resolution, any policy of insurance or otherwise, the Corporation hereby further agrees to hold harmless and indemnify the Director:

     Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether by third parties or by or in the right of the Corporation to which the Director at any time becomes a party, or is threatened to be made a party, by reason of the fact that the Director is or was a director of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise.

          5.  Limitations on Additional Indemnity.  No indemnity pursuant to
Section  4  hereof  shall  be  paid  by  the  Corporation:

          (a) for which and to the extent that payment is actually made to the Director under a valid and collectible insurance policy;

          (b) for which and to the extent that the Director is indemnified or receives a recovery otherwise than pursuant to Section 4;

          (c) on account of any suit in which judgment is rendered against the Director for an accounting of profits made from the purchase or sale by the Director of securities of the Corporation pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) with respect to acts or omissions which are not in good faith or which constitute intentional misconduct or a knowing violation of law;

          (e) with respect to authorization by the Director of the unlawful payment of a dividend or other distribution on the Corporation's capital stock or the unlawful purchase of its capital stock;

          (f) with respect to any transaction from which the Director derived an improper personal benefit; or

          (g) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

          6. Notification and Defense of Claim. Promptly after receipt by the Director of notice of the commencement of any action, suit or proceeding, the Director will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to the Director otherwise than under this Agreement or from any liability which is not directly related to the failure of the Director promptly to so notify the Corporation. With respect to any such action, suit or proceeding as to which the Director notifies the Corporation of the commencement thereof:

          (a) The Corporation will be entitled to participate therein at its own expense; and,

          (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Director. After notice from the Corporation to the Director of its election so to assume the defense thereof, the Corporation will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ the Director's counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Corporation (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Director in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to continue the defense of any action, suit or proceeding properly brought by or on behalf of the Corporation or as to which the Director shall have made the conclusion provided for in (ii) above.

          (c) The Corporation shall not be required to indemnify the Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the Director without the Director's written consent. Neither the Corporation nor the Director will unreasonably withhold its or his or her consent to any proposed settlement.

          7.    Advance  Payments.

          (a) The Director shall be entitled to receive advance payments in the amount of all costs, charges, and expenses, including attorney and other fees and expenses, actually and reasonably incurred or reasonably to be incurred by the Director in defense of any action, suit or proceeding as described in Section 4 hereof.

          (b) The Director agrees that the Director will reimburse the Corporation for all costs, charges and reasonable expenses paid or advanced by the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding against the Director in the event and only to the extent that it shall be determined by a court in a final adjudication from which there is no further right of appeal that the Director is not entitled to be indemnified by the Corporation for such costs, charges and expenses under the provisions of this Agreement.

          8.    Indemnification  Request.

          1.    Advancement.

          (a) The Director shall in order to request advanced payments according to Section 7 hereof, submit to the Board of Directors a sworn statement of request for advancement of expenses in the form of Exhibit 1 attached hereto and made a part hereof (the "Advancement Request"), stating that (i) the Director has incurred or will incur actual expenses in defending an action, suit, or proceeding as described in Section 4 hereof and (ii) the Director undertakes to repay such amount if it shall be determined by a court in a final adjudication from which there is no further right of appeal that the Director is not entitled to be indemnified by the Corporation under this Agreement.

          (b) Upon receipt of the Advancement Request the Chairman of the Board, the President or any Vice President shall authorize immediate payment of the expenses stated in the Advancement Request within 10 calendar days, whereupon such payments shall immediately be made by the Corporation. No security shall be required in connection with any Advancement Request and it shall be accepted without reference to the Director's ability to make repayment.

          2.    Indemnification.

          (a)    The Director, in order to request indemnification pursuant to
Section 4 hereof, shall submit to the Board of Directors a sworn statement of request for indemnification in the form of Exhibit 2 attached hereto and made a part hereof (the "Indemnification Request") stating that the Director is entitled to indemnification under this Agreement. Such Indemnification Request shall contain a summary of the action, suit or proceeding and an itemized list of all payments made or to be made with respect to which indemnification is requested.

          (b) The Board of Directors shall be deemed to have determined that the Director is entitled to such indemnification unless, within 30 days after submission of the Indemnification Request, the Board of Directors shall have notified the Director in writing that it has determined, by a majority vote of directors who were not parties to such action, suit or proceeding ("Disinterested Directors"), based upon clear and convincing evidence, that the Director is not entitled to indemnification under this Agreement. The evidence shall be disclosed to the Director in such notice which shall be sworn to by all directors who participated in the determination and voted to deny indemnification.

          (c) In the event that (i) there are not sufficient Disinterested Directors to cast a majority vote or (ii) there is a Change in Control (as defined in The Dial Corporation 1996 Stock Incentive Plan) of the Corporation (other than a Change in Control which has been approved by members of the Board of Directors who were directors prior to such Change in Control), the following procedure shall take place:

     (aa) The Director shall choose subject to Corporation approval (which approval shall not be unreasonably withheld) counsel who has not performed any services for the Corporation or the Director within the last five years and who is in good standing ("Independent Legal Counsel").

     (bb)    Independent  Legal Counsel shall then determine within (i) thirty
(30) days after submission of the Indemnification Request, or (ii) thirty (30) days after the appointment of the Independent Counsel to act as such, or (iii) such reasonable time as is required under the circumstances, whichever comes latest, whether the Director is entitled to indemnification under this Agreement. Indemnification may only be denied according to Section 5 hereof and only based upon clear and convincing evidence. In the case of a denial, Independent Legal Counsel shall submit to the Board of Directors and to the Director within 10 days after the decision a written opinion disclosing the grounds and the evidence upon which such decision was based. The decision of Independent Legal Counsel shall be final.

          (d) The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the Director's conduct was such that indemnity is not available pursuant to Section 5.

          9. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period the Director is a director of the Corporation (including service at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as the Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Director was a director of the Corporation or serving in any other capacity referred to herein.

          10.    Enforcement.

          (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on the Corporation hereby in order to induce the Director to serve or continue to serve as a director of the Corporation, and acknowledges that the Director is relying upon this Agreement in continuing in such capacity.

          (b) In the event the Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse the Director for all of the Director's reasonable fees and expenses in bringing and pursuing such action.

          11.    Severability.    If  any provision of this Agreement or the
application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

          12.    Governing  Law;  Binding Effect; Amendment and Termination.

          (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

          (b) This Agreement shall be binding upon the Director and upon the Corporation, its successors and assigns (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law), and shall inure to the benefit of the Director, the Director's heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

          (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

          13. Consent to Jurisdiction. The Corporation and the Director each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

          14. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which the Director may be entitled under any bylaw, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after the Director ceases to serve the Corporation as a member of the Corporation's Board of Directors.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE  DIAL  CORPORATION



By
    Name:
  Title:




Director

                                  Exhibit 1

                            Advancement Request

State  of                    )
               )
County  of                    )


          I,,  being  first  duly  sworn,  do  depose  and  say  as  follows:

          1. This Advancement Request is submitted pursuant to the Indemnification Agreement, dated as of August 15, 1996 ("Indemnification Agreement"), between The Dial Corporation (the "Corporation"), a Delaware corporation, and the undersigned.

          2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending a civil, criminal, administrative or investigative action, suit, proceeding or claim as described below.

          3. I hereby undertake to repay amounts advanced by the Corporation if it shall be determined by a court in a final adjudication from which there is no further right of appeal that I am not entitled to be indemnified by the Corporation under the aforesaid Indemnification Agreement.

          4. The costs, charges and expenses for which advance is requested have been or will be incurred as follows (summarize proceeding and itemize expenses):









                                          Director


          Subscribed and sworn to before me, a Notary Public in and for said County and State, this day of, 19.

(Seal)



          My  commission  expires  the  day  of,  19.

                                  Exhibit 2

                          Indemnification Request

State  of                    )
               )
County  of                    )


          I,,  being  first  duly  sworn,  do  depose  and  say  as  follows:

          1. This Indemnification Request is submitted pursuant to the Indemnification Agreement, dated August 15, 1996 ("Indemnification Agreement"), between The Dial Corporation (the "Corporation"), a Delaware corporation, and the undersigned.

          2. I am requesting indemnification against charges, costs, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been incurred by me in connection with any action, suit, proceeding or claim to which I was a party.

          3. With respect to all matters related to such action, suit, proceeding or claim, I am entitled to be indemnified pursuant to the aforesaid Indemnification Agreement.

          4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have arisen as follows
(describe  proceedings  and  itemize  Liabilities):







                                          Director


          Subscribed and sworn to before me, a Notary Public in and for said County and State, this day of, 19.

(Seal)



          My  commission  expires  the  day  of,  19.